UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No. 1)

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Astra Space, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ASTRA SPACE, INC.
1900 Skyhawk St.
Alameda, CA 94501
April 29, 2022

SUPPLEMENT TO PROXY STATEMENT
 ANNUAL MEETING OF STOCKHOLDERS ON JUNE 1, 2022

This supplement to proxy statement (this “Supplement”) is being furnished to the holders of common stock of Astra Space, Inc., a Delaware corporation (the “Company”), in connection with the solicitation of proxies by our board of directors for the 2022 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held on June 1, 2022, at 9:00 a.m. Pacific Time, and at any adjournments and postponements of the Annual Meeting. The Company filed its definitive proxy statement (the “Proxy Statement”) with the SEC on April 28, 2022. Capitalized terms used but not otherwise defined in this Supplement have the meanings ascribed to them in the proxy statement.

The purpose of this Supplement is to (i) correct an error in the reporting of the audit fees paid to Grant Thornton during the year ended December 31, 2021, from $1,749,222 to $1,417,100, and (ii) revise related disclosures to clarify the time periods in which the Company’s independent registered public accounting firms provided service to the Company and Legacy Astra, as applicable. Therefore, the disclosure beginning on page 57 of the Proxy Statement entitled “Independent Registered Public Accounting Firm” is amended and replaced in its entirety with the disclosure entitled “Independent Registered Public Accounting Firm” (the “Amended Disclosure”) below.  Except for the Amended Disclosure, all information set forth in the Proxy Statement remains unchanged.

This Supplement is being mailed on or about April 29, 2022 to our stockholders of record as of the close of business on April 21, 2022. This Supplement does not provide all of the information that is important to your decisions with respect to voting on all of the proposals that are being presented to our stockholders for vote at the Annual Meeting. Additional information is included in the Proxy Statement that is also being mailed to our stockholders on or about April 29, 2022. We encourage you to carefully read this Supplement together with the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

In addition to being mailed to our stockholders, this Supplement, along with the Proxy Statement, the Form 10-K, and the Proxy Card, are available at https://investor.astra.com.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

AUDIT AND NON-AUDIT FEES

The following table presents fees for professional services rendered by Grant Thornton and Withum for the years ended December 31, 2021 and 2020 respectively. Grant Thornton was the Company’s independent registered public accounting firm for the year ended  December 31, 2021, and Legacy Astra’s independent registered public accounting firm for the year ended December 31, 2020.  Withum was Holicity’s independent registered public accounting firm for the period from June 2, 2020 (inception) through December 31, 2020.  As discussed above, the Audit Committee appointed PwC to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2022. PwC did not provide any services to the Company or Legacy Astra during the years ended December 31, 2021, and December 31, 2020.

	Year Ended December 31,
	2021	2020
Audit Fees	$1,417,100	$135,136
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$1,417,100	$135,136

AUDIT FEES

For 2021 audit services, Grant Thornton billed us approximately $1,417,100 for the audit of the Company’s annual consolidated financial statements and the review of the Company’s quarterly consolidated financial statements on Form 10-Q that are customary under the standards of the PCAOB (United States). For the period from June 2, 2020 (inception) through December 31, 2020, Withum billed us approximately $135,136 in audit fees, which included approximately $85,490 related to audit and review services in connection with our initial public offering and the Merger.

AUDIT-RELATED FEES

There were no audit-related fees billed to us by Grant Thornton for 2021 or Withum for 2020.

TAX FEES

There were no tax fees billed to us by Grant Thornton for 2021 or Withum for 2020.

ALL OTHER FEES

There were no other fees billed to us by Grant Thornton for 2021 or Withum for 2020.

PRE-APPROVAL BY AUDIT COMMITTEE OF PRINCIPAL ACCOUNTANT SERVICES

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm.

Unless the Audit Committee has pre-approved audit services or a specified category of non-audit services, any engagement to provide such services must be pre-approved by the Audit Committee if it is to be provided by the independent registered public accounting firm.

The Audit Committee must also pre-approve any proposed services. Routine and recurring services provided by the Company’s independent registered public accounting firm within the specific service descriptions and budgets pre-approved by the Audit Committee may be undertaken without further authorization by the Audit Committee. The specific service descriptions and budgets pre-approved by the Audit Committee shall be initially established prior to the commencement of any service provided. The Audit Committee’s pre-approval is effective only for services to be provided in the fiscal year for which the services were pre-approved, unless the Audit Committee specifically provides for a different period. Any engagement of the independent auditors for a specific service with fees proposed to exceed $100,000 requires approval by the Audit Committee. Any later changes in terms, conditions, scope or fees shall require further Audit Committee pre-approval. Further, Audit Committee approval is required for all internal control-related services (other than those performed as part of the annual audit).

Any other engagement of the independent auditors for a specific service that does not require Audit Committee pre-approval may be pre-approved by a member or members of the Audit Committee to whom such authority is delegated by the Audit Committee. In addition, each of the Audit Committee members has the authority to pre-approve any audit services if the need for consideration of a pre-approval request arises between regularly scheduled meetings. Any services approved by a delegated member or members of the Audit Committee is communicated to the Audit Committee at its next regularly scheduled meeting.